UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2012

THERAPEUTICSMD, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-16731	87-0233535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  951 Broken Sound Parkway NW, Suite 320, Boca Raton, FL  33487
 (Address of principal executive offices and Zip Code)

(561) 961-1911
 (Registrant’s telephone number, including area code)

N/A
(Former Name and Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

SECTION 7 – REGULATION FD		Page

Item 7.01	Regulation FD Disclosure	3

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	(d) Exhibits	3

SECTION 7 – REGULATION FD

ITEM 7.01                      REGULATION FD DISCLOSURE

On July 10, 2012, TherapeuticsMD™, Inc., parent company of vitaMedMD®, LLC ("vitaMedMD") ("TherapeuticsMD" or the "Company"), previously filed three Investigational New Drug applications ("INDs") with the U.S. Food and Drug Administration ("FDA").  On August 2, 2012, one of the INDs was approved by the FDA.  The Company intends to initiate Phase III clinical trials in the field of hormone therapy for menopausal women before the end of the year.

The information in this Item 7.01 of this Form 8-K (the "Report") is being furnished and shall be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Act"), or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Report also shall not be deemed to be incorporated by reference into any filing under the Act except to the extent that we specifically incorporate it by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

Exh. No.	Date	Document

99.0	August 7, 2012	Press Release regarding acceptance of IND by FDA*

____________________________
 *   Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2012	THERAPEUTICSMD, INC.

	By:	/s/Robert G. Finizio
Robert G. Finizio, Chief Executive Officer